                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        GLOBAL TELESYSTEMS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                         GLOBAL TELESYSTEMS GROUP, INC.
                              1751 PINNACLE DRIVE
                            NORTH TOWER, 12TH FLOOR
                                MCLEAN, VA 22102

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 1998
                                MCLEAN, VIRGINIA

                            ------------------------

                                                                  April 15, 1998

To the Stockholders of
Global TeleSystems Group, Inc.

     The 1998 annual meeting of stockholders of Global TeleSystems Group, Inc. (the "Company" or "GTS") will be held at the Holiday Inn Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia on May 20, 1998 at 10:00 a.m. local time, to consider and act on the following matters:

     1. The election of 4 directors to hold office for a term of three years or until their successors are elected and qualified (Item No. 1).

     2. Approval of the Fourth Amended and Restated 1992 Stock Option Plan of the Company (Item No. 2).

     3. Approval of certain grants of stock options to certain members of the Board of Directors of the Company (Item No. 3).

     4. Ratification of the selection of auditors of the Company for fiscal year 1998 (Item No. 4).

     5. The transaction of such other business as may properly come before the meeting.

     Eligible stockholders of record at the close of business on March 31, 1998 will be entitled to vote at the meeting. A list of stockholders entitled to vote at the meeting may be examined at the executive offices of the Company at 1751 Pinnacle Drive, North Tower, 12th Floor, McLean, Virginia 22102.

                                            By Order of the Board of Directors

                                                     GRIER C. RACLIN
                                                   Corporate Secretary

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         GLOBAL TELESYSTEMS GROUP, INC.
                              1751 PINNACLE DRIVE
                            NORTH TOWER, 12TH FLOOR
                                MCLEAN, VA 22102

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 1998

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Global TeleSystems Group, Inc. (the "Company" or "GTS") of proxies to be voted at the annual meeting of stockholders in McLean, Virginia on May 20, 1998. Enclosed with this Proxy Statement is notice of the meeting, together with a proxy for your signature if you are unable to attend. Stockholders who execute proxies may revoke them at any time before they are voted. Any proxy may be revoked by the person giving it any time before it is voted by delivering to the Corporate Secretary of the Company at 1751 Pinnacle Drive, North Tower, 12th Floor, McLean, Virginia 22102, on or before the business day prior to the meeting or at the meeting itself, a subsequent written notice of revocation or a subsequent proxy relating to the same shares or by attending the meeting and voting in person. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent to the Company's stockholders is April 15, 1998.

     Shares of the Company's common stock, par value $0.10 per share ("Common Stock"), represented by properly executed proxies received prior to or at the meeting, unless such proxies have been revoked, will be voted in accordance with the instructions indicated in the proxies. If no instructions are indicated on a properly executed proxy of the Company, the shares will be voted in accordance with the recommendations of the Board of Directors.

     Common stockholders of record at the close of business on March 31, 1998 (the "Record Date") are entitled to vote at the meeting. On March 31, 1998, the Company had outstanding 51,722,640 shares of Common Stock (excluding treasury stock). The number of outstanding shares and all other data in this Proxy Statement regarding shares of Common Stock, including without limitation stock ownership, stock option, and per share pricing information, reflect a three-for-two split of the Common Stock effective on December 1, 1997.

REQUIRED VOTES

     The vote of the holders of a plurality of the votes cast by holders of shares of Common Stock will elect candidates for director (Item No. 1 on your proxy). Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. The vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote, voting together as a single class, is required to approve the Fourth Amended and Restated 1992 Stock Option Plan of the Company (Item No. 2 on your proxy), approve certain grants of stock options to certain members of the Board of Directors of the Company (Item No. 3 on your proxy), and ratify the Board of Directors' appointment of Ernst & Young LLP as the Company's independent public accountants for 1998 (Item No. 4 on your proxy). Therefore, abstentions as to these particular proposals will have the same effect as votes against such proposals. Broker non-votes as to these particular proposals, however, will be deemed shares of stock not entitled to vote on such proposals, will not be counted as votes for or against such proposals, and will not be included in calculating the number of votes necessary for approval of such proposals.

                         BENEFICIAL SECURITY OWNERSHIP

     The following table sets forth certain information regarding ownership of the Common Stock and rights to acquire Common Stock by (i) stockholders that manage or own, either beneficially or of record, five percent or more of the Common Stock of the Company, (ii) each of the Company's directors and nominees for director, (iii) each of the named officers and (iv) all directors, nominees for director and executive officers of the Company as a group as of March 31, 1998. For the purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such has the right to acquire within 60 days after such date, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

                                                              NUMBER OF
                                                                SHARES              PERCENTAGE
                                                             BENEFICIALLY          BENEFICIALLY
                 NAME OF BENEFICIAL OWNER                    OWNED(1)(2)             OWNED(1)
                 ------------------------                    -----------             --------
George Soros affiliates....................................   10,837,791(3)            19.3%
  c/o Soros Fund Management 888 Seventh Avenue, 31st Floor
  New York, NY 10106
Alan B. Slifka and affiliates..............................    5,492,981(4)            10.6%
  c/o Halcyon/Alan B. Slifka Management   Company LLC 477
  Madison Avenue, 8th Floor New York, NY 10022
Capital Research International.............................    5,347,620(5)             9.7%
  c/o Capital Research International 25 Bedford Street
  London WC2E England
Emerging Markets Management................................    2,767,046(6)             5.3%
  1001 19th Street North, 16th Floor Arlington, VA 22209
David Dey..................................................           --              *
Gary Gladstein.............................................       30,000(7)           *
Roger W. Hale..............................................           --              *
Bernard McFadden...........................................       37,500              *
Michael A. Greeley.........................................       13,500(8)           *
Stewart J. Paperin.........................................        9,000(7)           *
W. James Peet..............................................       13,500(7)           *
Jean Salmona...............................................       13,500              *
Morris A. Sandler..........................................      351,000              *
Joel Schatz................................................      500,250              *
Adam Solomon...............................................       57,414              *
Gerald W. Thames...........................................      740,924                1.4%
Bruno d'Avanzo.............................................       44,419              *
Jan Loeber.................................................       30,000(9)           *
Raymond I. Marks...........................................      299,687              *
Louis T. Toth..............................................      293,023              *
Other officers.............................................      169,376              *
All Directors, nominees for Director, and Executive
  Officers as a group (22 persons).........................    2,586,179                4.8%
Total of above.............................................   29,274,933
Total shares on a fully diluted basis:.....................   59,500,416

---------------

* Less than 1%

(1) The percentage of ownership is based upon 59,500,416 shares, comprised of 51,722,640 shares of Common Stock issued and outstanding, and warrants to purchase 7,777,776 shares of Common Stock. Excluded from the calculation are: 5,152,452 shares of Common Stock issued to employees under the Third Amended and Restated 1992 Stock Option Plan of the Company (the "Stock Option Plan"), of which 2,010,260 are vested at March 31, 1998; 759,000 options to purchase shares of Common Stock issued to employees prior to the adoption of the Stock Option Plan and options issued pursuant to the Global TeleSystems Group, Inc. Non-Employee Directors' Stock Option Plan (the "Directors' Plan") and the SFMT, Inc. Equity Compensation Plan (the "Equity Compensation Plan"); and an option to convert a debt put right to 713,311 shares of Common Stock.

(2) Includes shares of Common Stock issuable upon the exercise of stock options and stock warrants within 60 days of March 31, 1998.

(3) Comprised of 3,074,199 shares of Common Stock held by the Soros Foundation-Hungary; 1,125,000 shares of Common Stock held by the Soros Charitable Foundation; 319,149 shares of Common Stock held by Soros Humanitarian Foundation; 1,125,000 shares and warrants to purchase 3,333,333 shares of Common Stock held by The Open Society Institute; 500,000 and 250,001 shares of Common Stock held by Winston Partners II LDC and Winston Partners II LLC, respectively; warrants to purchase 370,371, 185,184 and 555,555 shares of Common Stock held by Winston Partners II LDC, Winston Partners II LLC and Chatterjee Fund Management, respectively, all of which are affiliates of George Soros. Information in the above table excludes the 30,000 9,000 and 13,500 shares of, and options for the purchase of, Common Stock held by Gary Gladstein, Stewart J. Paperin and W. James Peet, respectively, over which the George Soros affiliates disclaim ownership.

(4) Includes 2,788,784 shares of Common Stock owned by Mr. Slifka, shares of Common Stock held in trust for a minor child and options to purchase 225,000 shares of Common Stock; 2,563,041 shares of Common Stock owned by various Halcyon Partnerships which are managed by Halcyon/Alan B. Slifka Management Company LLC, of which Mr. Slifka is the Managing Principal and over which Mr. Slifka disclaims beneficial ownership; 67,500 shares of Common Stock held by GTS 1995 Partners, LP; 4,500 shares of Common Stock held by Kevah Konner, a Principal of Halcyon/Alan B. Slifka Management Company LLC; 19,656 shares of Common Stock held by John M. Bader, a Principal of Halcyon/Alan B. Slifka Management Company LLC; and 49,500 shares of Common Stock owned by Randolph Slifka, Mr. Slifka's son, over all of which Mr. Slifka disclaims beneficial ownership.

(5) Includes 2,014,287 shares of Common Stock and warrants to purchase 3,333,333 shares of Common Stock held by funds managed by affiliates of Capital Research International.

(6) Shares of Common Stock held by funds managed by Emerging Markets Management.

(7) Excludes the shares of Common Stock held by the George Soros affiliates over which Gary Gladstein, Stewart J. Paperin and W. James Peet disclaim ownership.

(8) Excludes the 1,819,149 shares of Common Stock owned by Chestnut Hill Telecom Inc., an affiliate of Michael A. Greeley, over which Mr. Greeley disclaims ownership.

(9) Includes 10,000 restricted shares of Common Stock.

                       ELECTION OF DIRECTORS (ITEM NO. 1)

     The Company's Certificate of Incorporation, as amended, classifies the Board of Directors into three classes, as nearly equal in number as possible, all of the members of which will ultimately serve for terms of three years. The provision classifying the Board of Directors was implemented in 1998, and, accordingly, the Board of Directors has classified its members into three classes. The members of Class I have terms expiring at this Annual Meeting; the members of Class II have terms expiring at the 1999 annual stockholders meeting and the members of Class III have terms expiring at the 2000 annual stockholders meeting. Thereafter, the terms of office of the members of one class of directors expire each year in rotation so that the members of one class are elected at each annual stockholders meeting for full three-year terms.

     The terms of office of four of the present directors will expire at this Annual Meeting. Two of these directors, Messrs. Gladstein and Sandler, have decided not to stand for re-election. Two new nominees, Messrs. Dey and Hale, and two incumbent directors, Messrs. Salmona and Solomon have been nominated for election for three-year terms expiring at the Annual Meeting in 2001, or until their successors are elected and qualified. The terms of the other seven directors will continue as indicated below.

     The ages and business experience of directors set forth below are as of March 31, 1998.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                    "FOR" EACH OF THE NOMINEES LISTED BELOW.

                      NOMINEES FOR TERMS EXPIRING IN 2001

     David Dey, 60. Since 1995, Mr. Dey has served as an independent consultant, particularly to high technology start-up companies in Europe. In that capacity, he has served as Chairman of The Connections Group, a provider of branded Internet services and Web-based electronic mail, and as Chairman of STARTECH Scotland, a high technology incubator that focuses on telecommunications and software start-up companies. From 1992 to 1995, Mr. Dey served as Chief Executive Officer of Energis Communications, which grew from a start-up company to become the United Kingdom's third national telecommunications operation during his tenure. Mr. Dey was employed by British Telecom plc from 1987 to 1991, most recently as Managing Director of its Business Communications Division, and he held various management positions at IBM Corporation where he was employed from 1961 to 1985.

     Roger W. Hale, 54. Mr. Hale is Chairman, President and Chief Executive Officer of LG&E Energy Corp., a diversified energy services and marketing company with businesses in retail gas and electric utility services, energy marketing and trading, and power generation and project development. Mr. Hale has served in that capacity since August 1990. Previously, Mr. Hale served as Executive Vice President of Bell South Enterprises, Inc. from 1986 to 1989 and with AT&T Corporation from 1966 to 1986, serving in various management positions including Vice President of Marketing, Southern Region. Mr. Hale is a Director of H&R Block, Inc. and PNC Bank, Kentucky, Inc.

     Jean Salmona, 62. Mr. Salmona has served as a director of GTS since March 1996. Since 1989, Mr. Salmona has been Chairman and Chief Executive Officer of CESIA Consulting Group ("CESIA"), a consulting concern based in France that specializes in information and communications systems and technologies. Mr. Salmona is also Chairman and Director General, Data for Development International Association, a nongovernmental organization with consultative status to the United Nations Economic and Social Council. Mr. Salmona is a graduate of Ecole Polytechnique, Paris, Institut d'Etudes Politiques, Paris and Ecole Naqtionale de la Statistique et de l'Administration Economique, Paris. Mr. Salmona is a member of the Audit and Budget Committee of the Board of Directors.

     Adam Solomon, 45. Mr. Solomon has served as a director of the Company since June 1995. Mr. Solomon is also Chairman of Shaker Investments, Inc., a growth equity investment firm and Chairman of Signature International, L.P., a venture/development firm whose initial focus is redeveloping existing residential/golf communities, and a member of the board of directors of MetaSolv Software, Inc. Prior to that, Mr. Solomon spent eleven years with E.M. Warburg, Pincus & Co., Inc., where he was Managing Director from 1988 to 1992. While at E.M. Warburg, Pincus & Co., Inc., Mr. Solomon served as a member of the board of directors of LCI International, Inc., a regional long-distance carrier. Mr. Solomon is a member of the Compensation and Executive Committees of the Board of Directors.

                      DIRECTORS WHOSE TERMS EXPIRE IN 1999

     Michael A. Greeley, 35. Mr. Greeley has served as a director of GTS since September 1996. Mr. Greeley is the Senior Vice President of GCC Investments, Inc., the investment group of GC Companies, Inc. From June 1989 to July 1994, Mr. Greeley was a Vice President at Wasserstein Perella & Co., Inc., an international investment bank, specializing in mergers and acquisitions and corporate finance transactions. Mr. Greeley is also a director of Teletrac, Inc., Crescent Communications, American Capital Access Holdings, LLC and Fuelman, Inc. By contractual arrangement, GCC Investments, Inc. has the right to designate one person for nomination to the Board of Directors as long as it holds not less than two and one-half percent of the issued and outstanding shares of the Common Stock on a fully diluted basis. Mr. Greeley is the designee of GCC Investments, Inc. to the Board of Directors. Mr. Greeley is a member of the Audit and Budget and Compensation Committees of the Board of Directors.

     W. James Peet, 43. Mr. Peet has served as a director of GTS since January 1996. Mr. Peet has been affiliated with The Chatterjee Group, an investment firm, since 1991. Mr. Peet is a director of: Viatel Global Communications, a public company, and several private companies. Immediately prior to joining The Chatterjee Group, Mr. Peet spent six years with McKinsey & Company. By contractual arrangement, The Chatterjee Group has the right to designate one person for nomination to the Board of Directors, which right expires in 2001. Mr. Peet is the designee of The Chatterjee Group to the Board of Directors. Mr. Peet is a member of the Executive Committee of the Board of Directors.

     Joel Schatz, 61. Mr. Schatz has served as a director of GTS since the inception of the Company. Mr. Schatz was a founder of the Company and served as its President from 1985 to 1991. Mr. Schatz is presently the Chairman and Chief Executive Officer of Datafusion, Inc., a company developing software to accelerate knowledge synthesis. Mr. Schatz is a member of the Audit and Budget Committee of the Board of Directors.

     Gerald W. Thames, 51. Mr. Thames joined GTS as Chief Executive Officer in February 1994, and has served as a director of GTS since February 1994. From 1990 to 1994, Mr. Thames was President and Chief Executive Officer for British Telecom North America and Syncordia, a joint venture company focused on the international outsourcing market. Mr. Thames has spent over 18 years in senior positions with telecommunications companies, where he was responsible for developing start-up telecommunications companies, including 15 years with AT&T, where he rose to the position of General Manager of Network Services for the Northeast Region of AT&T Communications. Mr. Thames is a member of the Executive Committee of the Board of Directors.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2000

     Bernard McFadden, 64. Mr. McFadden has served as a director of GTS since February 1994. Mr. McFadden currently serves as an independent consultant for GTS and is a GTS representative on the supervisory board of Hermes Europe Railtel B.V., a subsidiary of the Company. Mr. McFadden's career in international telecommunications includes 32 years with ITT Corporation, where he served as President and Chief Executive Officer of ITT's Telecom International Group, and a four and one-half year assignment as President and Chief Operating Officer of Alcatel Trade International, S.A. Mr. McFadden is Chairman of the Compensation Committee and is a member of the Governance and Executive Committees of the Board of Directors.

     Stewart J. Paperin, 50. Mr. Paperin has served as a director of GTS since March 1997. Mr. Paperin serves as Executive Vice President of the Soros Foundations (Open Society Institute). In addition, he has served as the President of Capital Resource East since October 1993. Prior to that, Mr. Paperin was President of Brooke Group International, from 1990 to 1993, where he was responsible for investments in the former Soviet Union. Mr. Paperin also served as Chief Financial Officer of Western Union Corporation from 1989 to 1990. Mr. Paperin serves as a director of the Board of Penn Octane Corporation. Mr. Paperin is Chairman of the Audit and Budget Committee and is a member of the Compensation and Governance Committees of the Board of Directors.

     Alan B. Slifka, 68, Chairman of the Board of Directors. Mr. Slifka has served as a director of GTS since 1990. Mr. Slifka is a New York investment banker and the Managing Principal of Halcyon/Alan B. Slifka Management Company LLC, an asset management firm specializing in nontraditional investments, specifically corporate event investing. Previously, Mr. Slifka was a partner of L.F. Rothschild, Unterberg, Towbin from 1961 to 1982. He is a director of Pall Corporation and is active in other business, civic and philanthropic affairs as founder, director or officer of numerous for-profit and not-for-profit corporations and foundations. Mr. Slifka served as acting Chief Executive Officer of GTS during most of 1993. Mr. Slifka is Chairman of the Executive and Governance Committees of the Board of Directors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held nineteen meetings in 1997. During 1997, the Board of Directors had established the following standing committees: Audit Committee, Executive Committee, Finance Committee and Compensation Committee. During 1997, the Audit Committee held six meetings, the Executive Committee held two meetings, the Finance Committee held seventeen meetings, and the Compensation Committee held nine meetings.

     During 1997, the Audit Committee, in consultation with financial officers of the Company and the independent public accountants, assisted in establishing the scope of the annual audit. The Audit Committee (1) reviewed annual and quarterly financial statements, (2) recommended to the Board of Directors the appointment of independent public accountants, (3) reviewed the annual programs of the internal audit staff and (4) reviewed programs designed to protect and maintain the assets of the Company, including insurance and internal security programs.

     The Compensation Committee reviewed the salaries, incentive compensation, stock option and restricted stock grants, retirement and other benefits which accrued to officers of the Company and its subsidiaries, including the Chief Executive Officer, administered the Stock Option Plan and the Equity Compensation Plan, and set compensation guidelines for the Company and its subsidiaries.

     During 1997, each of the incumbent directors, except Mr. Solomon, attended 75 percent or more of the meetings of the Board of Directors and of the committees on which the directors served.

     In March 1998, the Company's Board of Directors reconstituted its committees and established the Executive, Audit and Budget, Compensation and Governance Committees. The Audit and Budget Committee reviews and recommends to the Boards of Directors corporate budget and capital expenditure requests, reviews the financial integrity of the corporate books and records, conducts special audits as may be recommended by the Board of Directors, the Chief Executive Officer and the Chief Financial Officer of the Company and reviews the policies of the Company regarding compliance with applicable laws. The Compensation Committee performs the same functions it carried out in 1997 as described above.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION OF DIRECTORS

     Each Director of GTS, except Mr. Thames, receives an annual directors' fee of $15,000. In addition, the fee paid to each Director, except for Mr. Thames, for attending any meeting of the Board of Directors is $1,500 per meeting, except for telephonic Board of Directors meetings of two hours or less, where the fee is $750 for each such meeting. Each Director, except Mr. Thames, who attends a committee meeting is entitled to a directors' fee of $1,000 per meeting, except for telephonic committee meetings of a duration of two hours or less, for which a fee of $500 is paid. See "Approval of Stock Options Granted to Certain Members of the Board of Directors (Item 3)"

EXECUTIVE COMPENSATION

     The following table sets forth each component of compensation paid or awarded to, or earned by, the Chief Executive Officer and the four other most highly compensated executive officers serving as of December 31, 1997 (collectively, the "Named Executive Officers") for the years indicated.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                              ------------------------
                                             ANNUAL COMPENSATION                       AWARDS
                                  -----------------------------------------   ------------------------
                                                                              RESTRICTED   SECURITIES
                                                      PAID     OTHER ANNUAL     STOCK      UNDERLYING     ALL OTHER
                                          SALARY     BONUS     COMPENSATION    AWARD(S)      OPTIONS     COMPENSATION
  NAME AND PRINCIPAL POSITION     YEAR     ($)        ($)          ($)           ($)           (#)          ($)(9)
  ---------------------------     ----   --------   --------   ------------   ----------   -----------   ------------
Gerald W. Thames...............   1997   $375,417   $140,000            (1)        -0-      141,195(5)     $ 19,850
  President and Chief Executive   1996   $325,000   $113,750            (1)          -0-    112,500(5)     $    9,954
    Officer
Bruno d'Avanzo.................   1997   $340,000   $ 83,313(2)       -0-          -0-      104,475(5)     $ 21,675
  Executive Vice President and    1996   $141,667   $ 33,333(2)       -0-          -0-       83,025(5)     $  5,650
  Chief Operating Officer
Jan Loeber.....................   1997   $235,000   $ 78,608      46,598(3)        -0-        4,812(6)     $179,450
  Senior Vice President -- HER    1996   $235,000   $ 78,608      42,806(3)     30,000(4)       3.5(7)     $ 12,986
Raymond I. Marks...............   1997   $231,008   $ 49,826            (1)        -0-       27,750(5)     $ 12,250
  Senior Vice President -- Asia   1996   $230,091   $ 46,200            (1)        -0-       55,500(5)     $ 13,788
Louis T. Toth..................   1997   $204,750   $ 50,307      60,106(8)        -0-       45,000(5)     $ 14,550
  Senior Vice                     1996   $203,937   $ 40,950         33,602(8)        -0-    43,500(5)     $   13,004
    President -- Central Europe

---------------

(1) Perquisites and other personal benefits paid to the Named Executive Officer were less than the lesser of $50,000 and 10 percent of the total of annual salary and bonus reported for the Named Executive Officer.

(2) Mr. D'Avanzo's bonuses in 1997 and 1996 include the first two installments of a $100,000 sign-on bonus that the Company agreed to pay in three equal annual installments when he was hired in 1996.

(3) For 1997, the amount listed represents the sum of a cost of living allowance of $16,450, a tax equalization payment of $13,953 that compensates Mr. Loeber for the higher taxes he pays because he resides in Belgium instead of the United States, use of a car, which was valued at $4,547, and a gross-up payment of $11,648 for certain tax liabilities. For 1996, the amount listed represents the sum of a cost of living allowance of $16,450, paid home leave of 9,031, use of a car valued at $4,547 and a gross-up payment of $12,778 for certain tax liabilities.

(4) Shares of restricted stock that vest in an amount of one-third each year on the three anniversary dates of grant, beginning on January 2, 1997.

(5)  Stock options awarded under the Stock Option Plan.

(6) Stock options awarded under The Key Employee Stock Option Plan of Hermes Europe Railtel B.V.(the "HER Stock Option Plan").

(7) Stock options awarded under the GTS-Hermes, Inc. Stock Option Plan (the "GTS-Hermes Stock Option Plan"), which will be terminated. The stock options granted to Mr. Loeber in 1997 and described in footnote (6) are in substitution for the 3.5 stock options granted to Mr. Loeber in 1996, which have been cancelled.

(8) For 1997, the amount listed represents the sum of a cost of living allowance of $30,000, use of a car valued at $10,800, paid home leave of $12,501, and a gross-up payment for certain tax liabilities in the amount of $6,805. For 1996, the amount listed represents the sum of a cost of living allowance of $27,500 and paid home leave of $6,102 paid to Mr. Toth.

(9) Amounts hereunder represent the sum of premiums paid by GTS for $1,000,000 in term life insurance for each Named Executive Officer and contributions by GTS under the 401(k) Plan, as defined below, to each Named Executive Officer's account, except for Mr. D'Avanzo who does not participate in the 401(k) plan because of his foreign citizenship. In the case of Mr. Loeber, the amount also includes $156,700 which represents the value, as of December 31, 1997 of 10,000 shares of restricted stock which vested in 1997.

RETIREMENT BENEFITS

     The GTS 401(k) Plan (the "401(k) Plan") is a defined contribution retirement benefit plan that is qualified for favorable tax treatment under
Section 401 of the Internal Revenue Code (the "Code"). All employees of GTS, subject to certain regulatory qualifications, including the Named Executive Officers, who are at least 21 years of age and have completed the minimum service requirement are eligible to participate in the 401(k) Plan. The 401(k) Plan participants may defer pre-tax income by contributing to the plan up to the maximum amount permitted by law. After-tax contributions are also permitted under the 401(k) Plan. GTS matches 50% of each participant's pre-tax contribution to the 401(k) Plan up to 5% of the participant's total compensation. In addition, GTS may, in its sole discretion and in a nondiscriminatory manner, contribute additional amounts as profit sharing to each participant's account. The amounts that are deposited into each participant's account are invested among various investment options according to the direction of the participant. Each participant's pre-tax and after-tax contributions are immediately vested and nonforfeitable. GTS's matching contribution and profit sharing allocations to each participant's account do not vest until the participant has completed three years of service with GTS, at which time the matching contribution and profit sharing allocations become 100% vested. Each participant is eligible to begin receiving benefits under the 401(k) Plan on the first day of the month coincident with or following the attainment of normal retirement age. There is no provision for early retirement benefits under the 401(k) Plan.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

     The following table provides information on stock option grants to the Named Executive Officers in 1997 under the Stock Option Plan.

                                        NUMBER OF     % OF TOTAL
                                        SECURITIES     OPTIONS
                                        UNDERLYING    GRANTED TO    EXERCISE OR                 GRANT DATE
                                         OPTIONS     EMPLOYEES IN       BASE       EXPIRATION     PRESENT
                 NAME                   GRANTED(#)   FISCAL YEAR    PRICE($/SH.)      DATE      VALUE($)(2)
                 ----                   ----------   ------------   ------------   ----------   -----------
Gerald W. Thames......................    88,695(1)      4.11          $13.33       02-03-07     $597,000
                                          52,500(1)      2.43           15.67       10-10-07      415,300
Bruno d'Avanzo........................    66,975(1)      3.11           13.33       02-03-07      450,700
                                          37,500(1)      1.74           15.67       10-10-07      296,600
Jan Loeber............................        --           --              --             --           --
Raymond I. Marks......................    27,750(1)      1.29           13.33       02-03-07      186,800
Louis T. Toth.........................    22,500(1)      1.04           13.33       02-03-07      151,400
                                          22,500(1)      1.04           15.67       10-10-07      178,000

---------------

(1) Each option vests one-fourth on each of the first four anniversaries of the date of grant.

(2) The present value of each grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions: dividend yield 0%, expected volatility of 0.50, risk-free interest rate of 5.79% and expected life of five years.

            AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     The following table provides information on the number of options under the Stock Option Plan held by the Named Executive Officers at December 31, 1997, and the value of all unexercised options held by such persons as of that date.

                                                          NUMBER OF
                                                         SECURITIES
                                                         UNDERLYING
                                                         UNEXERCISED
                                                         OPTIONS AT
                                                        FY-END(#)(1)      VALUE OF UNEXERCISED
                                                        EXERCISABLE/      IN-THE-MONEY OPTIONS
                        NAME                            UNEXERCISABLE        AT FY-END($)(2)
                        ----                           ---------------    ---------------------
Gerald W. Thames.....................................  676,562/327,133    $7,539,655/$1,321,913
Bruno d'Avanzo.......................................  27,675/159,825        64,676/285,874
Jan Loeber...........................................        --                    --
Raymond I. Marks.....................................  246,937/121,313      2,671,519/675,211
Louis T. Toth........................................  256,537/97,613       3,090,927/355,013

---------------

(1) No options were exercised during the year ended December 31, 1997.

(2) Based on $15.67 per share value of Common Stock as of December 31, 1997 less the exercise price.

       OPTION GRANTS IN THE LAST FISCAL YEAR -- HER STOCK OPTION PLAN (1)

     The following table provides information on stock option grants to one of the Named Executive Officers, Jan Loeber, in 1997 under the HER Stock Option Plan. As of December 31, 1997, Mr. Loeber was not granted in 1997, and does not hold, any options to purchase Common Stock.

                                                        % OF
                                                        TOTAL
                                                       OPTIONS
                                         NUMBER OF     GRANTED
                                         SECURITIES      TO
                                         UNDERLYING   EMPLOYEES   EXERCISE OR                 GRANT DATE
                                          OPTIONS     IN FISCAL       BASE       EXPIRATION     PRESENT
                 NAME                    GRANTED(#)     YEAR      PRICE($/SH.)      DATE      VALUE($)(2)
                 ----                    ----------   ---------   ------------   ----------   -----------
Jan Loeber.............................      4812       47.3         $83.12           2006    $2,234,019

---------------

(1) Each stock option vests one-third on each of the first three anniversaries of the date of grant. During the fourth quarter of 1997, HER established the HER Stock Option Plan to replace the GTS-Hermes Stock Option Plan. The options outstanding under the GTS-Hermes Plan were cancelled and replaced by options under the HER Stock Option Plan.

(2) The present value of each grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions: dividend yield 0%, expected volatility of 0.50, risk-free interest rate of 5.79% and expected life of five years.

            AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-ENDED OPTION VALUES -- HER STOCK OPTION PLAN

     The following table provides information on the number of options held by Mr. Loeber under the HER Stock Option Plan at December 31, 1997, and the value of all unexercised options held by Mr. Loeber as of that date.

                                                    NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                                    OPTIONS AT FY-END(#)             AT FY-END($)(1)
                     NAME                       EXERCISABLE/UNEXERCISABLE(1)   EXERCISABLE/UNEXERCISABLE(2)
                     ----                       ----------------------------   ----------------------------
Jan Loeber....................................          3,208/1,604                 1,417,551/708,775

---------------

(1) No options were exercised during the year ended December 31, 1997.

(2) Based on $525.00 per share value of common stock as of December 31, 1997 less the exercise price.

EMPLOYMENT AGREEMENTS

     GTS has executed employment agreements (together, the "Employment Agreements") with all the Named Executive Officers. The agreements with Messrs. Thames, and Marks include a three-year term of employment commencing on February 1, 1997 and April 1, 1996, respectively. Mr. D'Avanzo's employment agreement has a three-year term commencing on March 1, 1997. The agreements with Mr. Toth and Mr. Loeber include a two-year term of employment commencing on April 1, 1996 and January 3, 1995, respectively. All the Employment Agreements, except for Mr. Thames' and Mr. D'Avanzo's agreements, provide for the automatic renewal of the term for additional one-year periods after the initial term unless written notice of intent to terminate is provided by either party within a stated period of between 120 days and six months prior to the renewal date. Mr. Thames agreement provides for an automatic renewal each year for a new three-year period. Mr. D'Avanzo's agreement terminates on March 1, 2000, unless either GTS or Mr. D'Avanzo requests an extension 180 days prior to such termination and the parties agree upon an extension. The salary of each Named Executive Officer is reviewed yearly and may be increased at the sole discretion of the Board of Directors. In addition to salary, each Named Executive Officer is eligible for a performance-based annual bonus, to participate in the Stock Option Plan (with the exception of Mr. Loeber whose employment agreement provides him with an option grant under the HER Stock Option Plan), to receive standard health and insurance benefits that are provided to executives of GTS, to receive certain other fringe benefits and to be reimbursed for all reasonable expenditures incurred in the execution of each Named Executive Officer's respective duties. In addition, Mr. Loeber's employment agreement provides him with 30,000 shares of restricted stock that vest in an amount of one-third each year for three years beginning on January 2, 1997.

     The Employment Agreements provide for severance payments in the event of
(a) termination without cause, as defined, or (b) resignation for good reason, as defined, following a change of control event, as defined. Mr. Thames would be eligible for severance payments of base salary for the greater of 24 months or the remaining term of his agreement. Severance arrangements with other named officers are for a period of six to eighteen months of base salary. If the Named Executive Officer is terminated for cause or if he voluntarily terminates his employment other than for good reason after a change of control event, he shall not be entitled to any salary, bonus or severance payments (other than accrued salary).

     Each Employment Agreement includes noncompetition and nonsolicitation clauses that are effective during the term of employment and for a period of from four months to one year thereafter. In addition, the Employment Agreements include an unlimited covenant of confidentiality and nondisclosure. Any dispute arising under an employment agreement must be resolved through arbitration, except that each agreement also provides for specific performance and for a court injunction in the event of a breach by the Named Executive Officer.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors has responsibility for setting the compensation of the Chief Executive Officer, reviews compensation proposals for other key executives, approves stock option grants for all executive officers, and establishes broad compensation practices for the Company.

     The Company operates in a highly competitive and rapidly evolving international technology marketplace. The Compensation Committee believes that the remuneration programs for the executive officers of the Company should reflect the following objectives:

     - To offer total compensation packages that allow the Company to attract, retain, and motivate executives in consideration of compensation practices at selected companies with whom the Company competes for executive talent.

     - To provide performance-based compensation that reflects the overall financial performance of the Company and individual executive achievement against pre-established goals.

     - To include significant ownership of the Company's Common Stock in order to align the executive officers' objectives with the interest of maximizing shareholder value.

     Compensation for the Company's executive officers is comprised of three major components: (i) base salary, (ii) incentive bonus awards, and (iii) long-term stock option awards. Each year, the Compensation Committee reviews comparative compensation information as analyzed by an external consulting firm. Peer companies are identified within the telecommunications and technology industries and are analyzed for similarity of product lines, size, and complexity of structure.

     Based upon competitive information and individual performance, Mr. Thames' base salary for 1997 was established at the fiftieth percentile level relative to peer companies. The amount of Mr. Thames' bonus paid in 1997 took into consideration the growth in Company revenues, the improvement in overall financial measurements, strategic planning, and individual leadership contribution. Stock option awards in 1997 were granted at a level to reflect Mr. Thames' individual contribution and long term commitment to growth of the Company, and are considered a critical component in retention of key executives.

     Each year, the Compensation Committee reviews the other executive officers' base salaries considering relevant competitive data and each executive's individual performance level. Executive bonus awards are based upon overall company financial performance and achievement of individual goals and objectives. The level of stock option award reflects individual past performance and potential for future contribution to the Company.

     The Company is subject to Internal Revenue Code Section 162 (m), which could limit the deductibility of certain compensation payments to its senior executive officers. The Company generally intends to comply with the requirements of Section 162 (m) in connection with the incentive bonus program and stock option plan.

                                          Bernard McFadden, Chairman
                                          Stewart J. Paperin
                                          Jean Salmona
                                          Alan B. Slifka
                                          (Members of the Compensation
                                          Committee during 1997)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Alan B. Slifka, Chairman of the Board of Directors, owns an interest in an office building in New York in which GTS leased office space until the corporate headquarters were moved to McLean, Virginia on March 1, 1995. Until April 1, 1998, GTS retained a small office space in New York City that was leased from Mr. Slifka on a monthly basis, and the annual expense for 1997 was $30,690. Mr. Slifka also has a consulting agreement with GTS pursuant to which he is paid consulting fees of $100,000 per year.

     Halcyon/Alan B. Slifka Management Company LLC (formerly Alan B. Slifka and Company), a company principally owned by Mr. Slifka, holds 225,000 stock options to purchase Common Stock that were granted in 1991 pursuant to a stock option agreement that is not subject to any stock option plan. The options have an exercise price of $0.533 per share and are fully vested. Any of the stock options that remain unexercised after November 30, 2001 shall lapse and become void. Generally, in the event that Mr. Slifka ceases to be an employee or nonemployee director of GTS, any of such unexercised stock options shall lapse thirty days after such termination.

     In August and September 1997, affiliates of Mr. Slifka purchased 57,015 shares of Common Stock, at a price of $15.67 per share in the Company's private stock offering. In addition, in September 1997, affiliates of Mr. Slifka purchased $2.9 million of the Company's Senior Subordinated Convertible Bonds (the "Convertible Bonds") due 2000. Pursuant to the terms of the indenture related to the Convertible Bonds, the Convertible Bonds will be convertible into such shares of Common Stock as is equal to the principal amount of such Convertible Bonds divided by the conversion price of $20.

     Bernard McFadden, a Director and Chairman of the Compensation Committee, has a consulting agreement with GTS pursuant to which he is paid $100,000 in consulting fees each year.

     Jean Salmona, a director of GTS, is the Chairman and Chief Executive Officer of CESIA. CESIA also provides consultancy services for C-Datacomm International, Inc. ("CDI"), a wholly owned subsidiary of the Company, which provides digital international private line communication to and from India for multiple applications, including data and voice and for Hermes Europe Railtel B.V. ("HER"), another subsidiary of the Company, which is constructing a pan-European fiber optic network. The Company paid $37,500 in 1997 to CESIA for consulting services related to CDI. In addition, HER paid $405,893 in 1997 to CESIA for consulting services. Further, the Company paid $5,843 to CESIA in 1997, pursuant to the purchase agreement with CESIA related to the CDI business.

         APPROVAL OF FOURTH AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                          OF THE COMPANY (ITEM NO. 2)

     The Stock Option Plan was adopted by the Board of Directors of GTS and approved by stockholders in 1992 and has been subsequently amended, among other things, to increase the number of shares available for grant. The Board of Directors of GTS adopted the Fourth Amended and Restated Plan on April 9, 1998, subject to stockholder approval at the Annual Meeting: (i) to modify the provisions relating to the number of shares with respect to which options to purchase shares of Common Stock may be granted under the Stock Option Plan; (ii) to extend eligibility under the Stock Option Plan to nonemployee directors and independent contractors of the Company (as defined in the Stock Option Plan, as it is proposed to be amended), its subsidiaries and affiliates; (iii) to provide the Stock Option Committee (as defined in the Stock Option Plan, as it is proposed to be amended) with more flexibility to specify the terms of options granted under the Stock Option Plan; (iv) to specify that the options covering not more than 1.5 million shares of Common Stock may be granted to any employee during any calendar year; (v) to extend the term of the Stock Option Plan, as amended, to April 9, 2008 and (vi) to eliminate certain provisions that are not necessary or desirable in an option plan of a public company. As of March 31, 1998, there were approximately 1,800 employees, non-employee directors and independent contractors of GTS and its subsidiaries and affiliates who were eligible to participate in the Stock Option Plan, as it is proposed to be amended.

     The principal provisions of the Stock Option Plan, as it is proposed to be amended, are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the Stock Option Plan. A copy of the Stock Option Plan, as amended, is attached hereto as Exhibit A and is incorporated herein by reference.

     The Board of Directors of GTS believes that stock options are important to attract and to encourage the continued employment and service of officers, other selected employees, non-employee directors and selected independent contractors by facilitating their acquisition of a stock interest in GTS. The acquisition and holding of an equity interest in GTS by such individuals is in the best interest of GTS because equity ownership will even more closely align their interests with the interests of GTS's stockholders. As of March 31, 1998, 446,464 shares remain available for the grant of options under the Stock Option Plan, before the amendments contemplated hereunder.

     The Board has determined that it is desirable to amend the Stock Option Plan so that increases in the number of outstanding shares will be taken into account immediately for purposes of determining the number of shares available under the Stock Option Plan for the grant of options. The Board also has determined to specify a fixed number of shares that will be available for the grant of options qualifying as incentive stock options for tax purposes ("incentive options"). The Fourth Amended and Restated Plan incorporates a provision establishing a limit on annual grants to employees to enable grants under the plan to satisfy the requirements applicable to "qualified performance-based compensation" under the Code. The Board believes that it is desirable and in the best interests of GTS to be able to grant options to key independent contractors and to nonemployee directors of the Company (as defined) and the Fourth Amended and Restated Plan extends eligibility to those individuals. The Board also believes that the terms of the Stock Option Plan should be extended to provide a full ten-year period in which grants can be made. Finally, with the advice of counsel, the Board has amended the Stock Option Plan to provide greater flexibility and to eliminate certain provisions that are not necessary or desirable now that GTS is a public company.

     The amendment of the Stock Option Plan is subject to stockholder approval at the Annual Meeting. GTS is submitting the Fourth Amended and Restated Stock Option Plan for stockholder approval at the Annual Meeting to allow GTS to obtain a tax deduction for the full amount allowable with respect to the exercise of options granted under the Stock Option Plan and to provide flexibility to grant incentive options, although GTS intends that most or all of the options granted under the Stock Option Plan will be nonqualified options. See "--Federal Income Tax Consequences of the Stock Option Plan."

DESCRIPTION OF THE STOCK OPTION PLAN

     The Stock Option Plan, as proposed to be amended, provides for the grant of options to employees, non-employee directors, and independent contractors of GTS and any subsidiary or affiliate of GTS. A total of 9,568,688 shares of Common Stock will be reserved for issuance to employees, non-employee directors and independent contractors under the Stock Option Plan, as it is proposed to be amended, representing 18.5% of the outstanding shares of Common Stock on March 31, 1998. Based on the closing price of a share of Common Stock on the NASDAQ Stock Market on March 31, 1998, the aggregate value of the 9,568,688 shares reserved for issuance under the Stock Option Plan, as it is proposed to be amended, is $447,336,182. Prior to the proposed amendment of the Stock Option Plan, a total of 6,957,260 shares of Common Stock, representing 18.5% of outstanding shares of Common Stock on January 1, 1998, would have been available for the grant of options. On March 31, 1998, 5,152,453 shares of Common Stock were subject to outstanding options granted under the Stock Option Plan and 1,358,343 options had been exercised, leaving 446,464 shares of Common Stock with respect to which Options could be granted under the Stock Option Plan, before the proposed amendment. As amended, the Stock Option Plan provides that the number of shares available for issuance under options granted pursuant to the Stock Option Plan is the greater of 9,568,688 shares or 18.5% of the outstanding shares of Common Stock at the time of grant. A total of 1 million shares of Common Stock may be issued pursuant to options qualifying as incentive options under the Stock Option Plan.

     The Stock Option Plan is administered by the Stock Option Committee, which consists of not less than two directors appointed by the Board of Directors. The Stock Option Committee selects the employees, independent contractors and directors of GTS and its subsidiaries and affiliates to whom options will be granted. Options covering not more than 1.5 million shares of Common Stock may be granted to any employee during any calendar year.

     The option exercise price under the Stock Option Plan may not be less than the exercise price determined by the Stock Option Committee (or 110% of the fair market value of the Common Stock on the date of grant of the option in the case of an incentive option granted to an optionee beneficially owing more than 10% of the outstanding Common Stock). The maximum option term is 10 years and one day (or five years in the case of an incentive option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). Options become vested and exercisable at the time and to the extent provided in the option agreement related to such Option. The Stock Option Committee has the discretion to accelerate the vesting and exercisability of options.

     There is a $100,000 limit on the value of stock (determined at the time of grant) covered by incentive options that first become exercisable by an optionee in any calendar year. No option may be granted more than 10 years after the effective date of the Stock Option Plan. Generally, during an optionee's lifetime, only the optionee (or a guardian or committee if the optionee is incapacitated) may exercise an option except that, upon approval by the Stock Option Committee, nonqualified options may be transferred to the spouse of the optionee and certain nonqualified options may be granted or transferred to the GTS Employee Stock Option Plan Trust for the benefit of one or more designated foreign employees, independent contractors or directors. Incentive stock options are non-transferable except at death.

     Payment for shares purchased under options granted pursuant to the Stock Option Plan may be made either in cash or by exchanging shares of Common Stock of GTS (which shares have been held by the optionee for at least six months) with a fair market value of up to the total option exercise price and cash for any difference. Options may be exercised by directing that certificates for the shares purchased be delivered to a licensed broker-dealer as agent for the optionee, provided that the broker-dealer tenders to GTS cash or cash equivalents equal to the option exercise price plus the amount of any taxes that GTS may be required to withhold in connection with the exercise of the option.

     If an optionee's employment or service with GTS or a subsidiary or affiliate terminates by reason of death, retirement or permanent and total disability, his or her vested options may be exercised within one year after such death, retirement or disability, unless otherwise provided with respect to a particular option (but not later than the date the option would otherwise expire). If the optionee's employment or service with GTS or a subsidiary or affiliate terminates for any reason other than death, retirement or disability, options held by such optionee terminate 90 days after such termination, unless otherwise provided with respect to a particular option (but not later than the date the options would otherwise expire), except that options terminate immediately upon termination of an employee or independent contractor for "cause" (as defined), unless the Stock Option Committee determines otherwise. Each option would be exercisable to the extent it had become vested before the termination of employment or service (unless otherwise provided in the option agreement).

     If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of GTS, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend, spin-off or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by GTS, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the Stock Option Plan, and in the number, kinds and per share exercise price of shares subject to the unexercised portion of options granted prior to any such change, in order to preserve the value of any granted options. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the per share option price.

     Upon any dissolution or liquidation of GTS, or upon a reorganization, merger or consolidation in which GTS is not the surviving corporation, or upon the sale of substantially all of the assets of GTS to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which GTS is the surviving corporation) approved by the Board of Directors which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of GTS, the Stock Option Plan and the options issued thereunder will terminate, unless provision is made in connection with such transaction for the continuation of the Stock Option Plan, the assumption of such options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options shall be exercisable in full during such period immediately prior to the occurrence of such termination as the Board of Directors in its discretion shall determine.

     The Board of Directors may further amend the Stock Option Plan with respect to shares of the Common Stock as to which options have not been granted. However, GTS's stockholders must approve any amendment that would (i) change the requirements as to eligibility to receive incentive options; or (ii) increase the maximum number of shares in the aggregate for which incentive options may be granted (except for adjustments upon changes in capitalization); or (iii) otherwise to the extent required by applicable law, rule or regulation.

     The Board of Directors at any time may terminate or suspend the Stock Option Plan. Unless previously terminated, the Stock Option Plan will terminate automatically on April 9, 2008. No termination, suspension or amendment of the Stock Option Plan may, without the consent of the person to whom an option has been granted, adversely affect the rights of the holder of the option.

     No grants of options have been made under the Stock Option Plan, as it is proposed to be amended, that are subject to shareholder approval.

FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK OPTION PLAN

     The grant of an option under the Stock Option Plan is not a taxable event for the optionee or GTS.

     Upon exercising a non-qualifying option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise (except that, if the optionee is subject to certain restrictions on transfer of shares of Common Stock, the measurement date may be delayed, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions). If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount. Non-qualifying options under the Stock Option Plan are intended to satisfy the requirements applicable to "qualified performance-related compensation" under the Code, so that the Company should be entitled to deduct the full amount of such compensation income without regard to the $1,000,000 limitation imposed on the deduction of annual compensation paid to each of the chief executive officer and the four other most highly compensated officers of a publicly held corporation. Upon a taxable disposition of shares acquired pursuant to the exercise of a non-incentive option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for nonqualifying options, no gain or loss will be recognized with respect to the shares surrendered and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a non-taxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received. However, the fair market value of any shares received in excess of the number of shares surrendered will be taxed as ordinary income.

     With respect to "incentive options," an optionee will not recognize taxable income upon exercise of an incentive option, and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise of the option. However, the excess of the fair market value of the shares subject to an incentive option on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise (except that, if the optionee is subject to certain restrictions on transfer, the determination of the amount included in alternative minimum taxable income may be delayed, unless the optionee elects within 30 days following exercise to have income determined without regard to such restrictions) for purposes of the alternative minimum tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options. the Company and its subsidiaries and affiliates will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.

     For the exercise of an incentive option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or its subsidiaries from the date the option is granted through a date within three months before the date of exercise. In the case of an optionee who is disabled, this three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period for shares received pursuant to the exercise of the option are waived.

     If all of the foregoing requirements for incentive option treatment are met except for the special holding period rules set forth above, the optionee will recognize ordinary income upon the disposition of the shares in an amount equal to the excess of the fair market value of the shares at the time the option was exercised (or at the time of the disposition, if less) over the option exercise price. However, if the optionee was subject to certain restrictions on transfer of Common Stock at the time the option was exercised, the measurement date may be delayed, unless the optionee has made a special tax election within 30 days after the date of exercise to have taxable income determined without regard to such restrictions. The balance of the realized gain, if any, will be short- or long-term capital gain, and the tax rate will depend upon how long the shares were held after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period rules but at a price below the fair market value of the shares at the time the option was exercised (or other applicable measurement date), the amount of ordinary income (and the amount included in alternative minimum taxable income, if the sale occurs during the same year as the option was exercised) will be limited to the excess of the amount realized on the sale over the option exercise price. If the Company complies with applicable (if any) reporting requirements, it will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

     If an optionee exercises an incentive option by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price, the exchange of shares generally will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive option and had not satisfied the special holding period requirements summarized above). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. If the optionee used shares received pursuant to the exercise of an incentive option (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares.

     The foregoing is a brief summary of some of the principal federal income tax consequences of stock option grants under the Stock Option Plan and recipients of grants under the Stock Option Plan, as amended, should consult with their personal tax advisors with respect to such grants and transactions in stock acquired pursuant to the Stock Option Plan, as amended.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
           FOURTH AMENDED AND RESTATED STOCK OPTION PLAN (ITEM NO. 2)

          APPROVAL OF STOCK OPTIONS GRANTED TO CERTAIN MEMBERS OF THE
                        BOARD OF DIRECTORS (ITEM NO. 3)

     On February 27, 1998, the Board of Directors granted to each of its then incumbent members, except Mr. Thames, options to purchase 15,000 shares of Common Stock, or a total of 150,000 shares. Messrs. Dey and Hale were not granted such stock options. These options were awarded, on a one-time basis, by the Board of Directors to such persons in recognition of the extraordinary efforts of each then non-employee Director in successfully accomplishing the initial public offering ("IPO") of the Company's Common Stock; and to reflect the increased responsibilities of directors of publicly-held reporting companies. In connection with its IPO, the Company issued 12,765,000 shares (including exercise of an underwriters' overallotment option) of Common Stock at $20 per share and realized net proceeds of $238.7 million, after the payment of underwriting discounts and commissions. Accordingly, the awarded stock options have an exercise price of $20 per share. The grant of these options is subject to stockholder approval at the Annual Meeting.

     The stock options are not subject to any stock option plan and will be covered by an agreement between the Company and each optionee. The options will vest over the following schedule: 5,000 options will vest on August 27, 1998; 5,000 options will vest on August 27, 1999; and 5,000 options will vest on August 27, 2000. The stock options will expire on February 28, 2008, ten years and one day after grant. As discussed below, the stock options are nonqualified options which are not qualified for special tax treatment. The full purchase price of the shares of Common Stock covered by the stock options must be paid, either in cash, by delivery of shares owned at least six months prior thereto, or by delivering a written direction to the Company that the option be exercised pursuant to a "cashless" exercise/sale procedure through a licensed broker-dealer whereby a stock certificate or certificates will be delivered to the broker-dealer as the agent for the Director exercising the option and the broker-dealer will deliver to the Company cash or cash equivalents equal to the exercise price for the shares of Common Stock purchased pursuant to the exercise of the options, plus the amount of any federal and other taxes that the Company may be required to withhold with respect to the exercise of the Option.

     If an optionee's service with the Company terminates by reason of death or disability, his vested options may be exercised within one year after death or declared disability (but not later than the date the options would otherwise expire). If the optionee's service with GTS terminates as a result of any other event other than to take an employment position with the Company, vested options held by such optionee will be exercisable for 90 days following such termination. (but not later than the date the options would otherwise expire). Unvested stock options will terminate if and when the optionee terminates his position on the Company's Board of Directors for any reason, subject to acceleration of vesting by the Board of Directors at its discretion.

     If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend, spin-off or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the options, and in the number, kinds and per share exercise price of shares subject to the unexercised portion of options granted prior to any such change, in order to preserve the value of any granted options. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the per share option price.

     Any unvested options will vest and become exercisable upon any dissolution or liquidation of the Company in connection with a "change of control" over the Company, which is defined to include the purchase by any person or entity of a majority of the voting stock of the Company; a reorganization, merger or consolidation (a "Transaction") in which the Company is not the surviving corporation or after which the shareholders of the Company prior to the Transaction do not control the majority of the voting securities of the surviving entity; and the sale of all or substantially all of the assets of the Company to another corporation; in each case unless provision is made in connection with such transaction for the continuation of the options, the assumption of the options or both the continuation of the options and the assumption of such options, or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price.

NEW PLAN BENEFITS

     The table below provides certain information as of the date of this Proxy Statement regarding the stock options granted to non-executive directors of the Company on the date of grant, February 27, 1998. All such grants are subject to stockholder approval.

                              NEW PLAN BENEFITS(1)

                                                                                    NUMBER OF
                    NAME AND POSITION(S)                      DOLLAR VALUE(2)    OPTIONS GRANTED
                    --------------------                      ---------------    ---------------
Non-Executive Director Group (10 persons)...................    $3,000,000           150,000

---------------

(1) The option grants were made pursuant to a "plan," as defined under the applicable rules of the Securities and Exchange Commission (the "SEC"). In addition, such rules require the inclusion of this table in this Proxy Statement.

(2) Represents the aggregate exercise price of the options granted.

     Depending on the fair market value of the Common Stock on the date that the grants of such stock options are approved by the Company's stockholders, the Company will record a compensation charge equal to the difference, if any, between the fair market value per share of the Common Stock on such date and the $20 exercise price per share, multiplied by 150,000. Such compensation charge, if any, will be expensed over the vesting schedule of the options. The Company has entered into a hedging transaction to cap its exposure to such compensation charge with respect to any appreciation in the per share value of the Common Stock in excess of $40.

FEDERAL INCOME TAX CONSEQUENCES OF THE OPTIONS

     The grant of an option is not a taxable event for the optionee or the Company.

     Upon exercising a non-qualifying option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise (except that, if the optionee is subject to certain restrictions on transfer of shares of Common Stock, the measurement date may be delayed, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions). If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount. Upon a taxable disposition of shares acquired pursuant to the exercise of a nonqualifying option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for nonqualifying options, no gain or loss will be recognized with respect to the shares surrendered and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a non-taxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received. However, the fair market value of any shares received in excess of the number of shares surrendered will be taxed as ordinary income.

     The foregoing is a brief summary of some of the principal federal income tax consequences of the stock option grants to the Directors described below.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 3

                    RATIFICATION OF APPOINTMENT OF AUDITORS
                                  (ITEM NO. 4)

     The Board of Directors has selected Ernst & Young LLP ("Ernst & Young"), independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998 and recommends that the stockholders ratify such selection. This appointment will be submitted to the stockholders for ratification at the Annual Meeting.

     The submission of the appointment of Ernst & Young is not required by law or by the By-laws of the Company. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. If Ernst & Young shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent public accountants.

     A representative of Ernst & Young is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 4.

PERFORMANCE GRAPH

     At the end of 1997, the Company was not subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). The Company's Common Stock has only been subject to such requirements since February 5, 1998. Accordingly, the inclusion of a performance graph in this Proxy Statement is not required.

RELATED PARTY TRANSACTIONS

     Joel Schatz, a director of GTS, and Ms. Sandler, the wife of Morris A. Sandler, a director of GTS were granted in 1991 stock options to purchase Common Stock pursuant to stock option agreements that are not subject to any stock option plan. Mr. Schatz holds 50,250 of such stock options to purchase Common Stock with an exercise price of $0.533 per share. Mr. Schatz's options are fully vested and any unexercised options he holds after November 4, 2001 shall lapse and become void. Generally, in the event that Mr. Schatz ceases to be an employee or nonemployee director of GTS any of his unexercised stock options shall lapse thirty days after such termination. The stock options held by the spouse of Mr. Sandler were granted to Mr. Sandler in November 1991 and, with the approval of the Board, were immediately assigned to his spouse, whom the stand-alone stock option agreement names as the optionee. Pursuant to such stock option agreement, the spouse of Mr. Sandler was granted 225,000 stock options to purchase Common Stock at an exercise price of $.533 per share. The options are fully vested and any unexercised options held after November 4, 2001 shall lapse and become void. Generally, in the event that Mr. Sandler ceases to be an employee or nonemployee director of GTS, any of such unexercised stock options shall lapse thirty days after such termination.

     In August and September, 1997 affiliates of George Soros purchased 319,149 shares of Common Stock at a price of $15.67 per share in the Company's private stock offering. In addition, affiliates of Soros Fund Management purchased $40 million of notes from GTS in 1996, which notes bear interest at 10% per annum, in partial consideration of which (i) W. James Peet was appointed to the Board of Directors and (ii) the affiliates received warrants to purchase 4,444,443 shares of Common Stock. Together with their prior equity interests in GTS, these affiliates currently hold, on a fully diluted basis (excluding shares underlying stock options), in excess of 19% of the Company's Common Stock. In accordance with the terms of the warrant agreement, the exercise price of the warrants was reduced from $10.27 per share to $9.33 per share as the outstanding debt had not been repaid prior to December 31, 1996. On February 10, 1998, the Company repaid the $40 million in notes, plus accrued interest, using, in part, the proceeds of a sale of senior notes by the Company. In addition, these affiliates collect a monitoring fee of $40,000 per month. Under certain agreements, these affiliates have the right to co-invest with GTS in all of its new ventures throughout Asia, excluding countries in the former Soviet Union, and pursuant to this right, one of these affiliates holds a 25% interest in GTS China Investments LLC, an affiliate of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons or entities who own more than 10% of the Company's Common Shares, to file with the SEC and the Nasdaq Stock Market initial reports of beneficial ownership and changes in beneficial ownership of the Company's Common Shares. Such persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company as to transactions for which reports are required, all
Section 16(a) filing requirements applicable to such individuals or entities have been complied since the Company become subject on February 5, 1998 to the reporting requirements of the Exchange Act.

           OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no business which may come before the meeting except that indicated above. However, if other business is brought before the meeting, the persons acting under the enclosed form of proxy may vote thereunder in accordance with their best judgment.

                     COST AND METHOD OF PROXY SOLICITATION

     Proxies will be solicited by mail. The expense of such solicitation will be borne by the Company. Directors, officers, or regular employees of the Company may solicit proxies by telephone or in person. The cost of such solicitation will be nominal. In addition, Corporate Investor Communications, Inc. has been retained by the Company to assist in soliciting proxies from brokerage firms, bank nominees and other institutional holders to assure a timely vote by the beneficial owners of stock held of records by such firms, banks and institutions. This firm will receive a fee not to exceed $4,000 for its services.

                       DATE FOR SUBMISSION OF STOCKHOLDER
                       PROPOSALS FOR 1998 ANNUAL MEETING

     Stockholder proposals, in order to be timely submitted for inclusion in the Company's proxy materials for the 1999 annual meeting of stockholders, must be received at the Company's principal executive offices by January 30, 1999.

                               *       *       *

     The Company will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written request of such person, a copy of the Company's annual report on From 10-K for the year ended December 31, 1997. Requests should be addressed to the Vice President-Investor Relations and Corporate Communications, Global TeleSystems Group, Inc. 1751 Pinnacle Drive, North Tower, 12th Floor, McLean, VA 22102.

                                   EXHIBIT A
                          FOURTH AMENDED AND RESTATED
                           1992 STOCK OPTION PLAN OF
                         GLOBAL TELESYSTEMS GROUP, INC.
                             (AS OF APRIL 9, 1998)

     1. PURPOSES OF THE PLAN. The purposes of the Fourth Amended and Restated 1992 Stock Option Plan of Global TeleSystems Group, Inc. are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees of the Company and its Parent or Subsidiaries, and to promote the success of the business of the Company and its Parent or Subsidiaries. At the discretion of the Committee, Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be a Nonstatutory Stock Option unless such Option is granted to an Employee and is specifically designated at the time of grant as being an Incentive Stock Option.

     2. DEFINITIONS. As used herein, and in any Option granted hereunder, the following definitions shall apply:

          (a) "Board" shall mean the Board of Directors of GTS.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the Common Stock of GTS, par value $.10 per share.

          (d) "Company" shall mean GTS, any Parent, Subsidiary or affiliate of GTS, and except as provided in Section 11 below, any successors in interest to GTS or such Parent, Subsidiary or affiliate.

          (e) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

          (f) "Continuous Employment" shall mean the absence of any interruption or termination of service as an Employee, independent contractor or director with the Company. For purposes of the preceding sentence, service shall not be considered interrupted during any period of vacation, sick leave, military leave or any other absence approved by the Board and shall not be considered terminated as a result of a transfer between locations within the Company.

          (g) "Director" shall mean any person serving on the Board of Directors of the Company or analogous governing body in the case of entities organized in jurisdictions outside the United States.

          (H) "Employee" shall mean any person, including any officer (whether or not he or she is a director of the Company), employed by the Company.

          (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (j) "GTS" shall mean Global TeleSystems Group, Inc., a Delaware corporation, and except as provided in Section 11 below, its successors in interest.

          (k) "Incentive Stock Option" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

          (l) "Non-Employee Director" shall mean a "non-employee director" of GTS within the meaning of Rule 16b-3 promulgated under the Exchange Act who is an "outside director" for purposes of Section 162(m) of the Code.

          (m) "Nonstatutory Stock Option" shall mean any Option granted under the Plan that is not an Incentive Stock Option.

          (n) "Option" shall mean a stock option granted pursuant to the Plan.

          (o) "Option Agreement" shall mean a written agreement between the Company and the Optionee or the Trust regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

          (p) "Optioned Shares" shall mean the Common Stock subject to an Option.

          (q) "Optionee" shall mean an Employee, independent contractor or director who receives an Option under the Plan, either directly or as a beneficiary of the Trust.

          (r) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (s) "Plan" shall mean this Fourth Amended and Restated 1992 Stock Option Plan of GTS

          (t) "Registration Date" shall mean February 5, 1998, the effective date of the first registration statement filed by GTS, pursuant to Section 12(g) of the Exchange Act, with respect to any class of equity securities.

          (u) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (v) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (w) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (x) "Trust" shall mean the GTS Employee Stock Option Plan Trust, as may be amended from time to time.

          (y) "Trustee" shall mean the trustee of the Trust, as may be designated from time to time in accordance with the terms and provisions of the Trust.

     3. STOCK SUBJECT TO THE PLAN. Without limiting the application of Section 11 of the Plan, the maximum aggregate number of Shares which may be subject to Options and sold under the Plan is the greater of 9,568,688 or 18.5% of the total number of Shares outstanding at the time of the grant of such Options or on any other relevant date. The number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall not exceed in the aggregate 1 million Shares, subject to adjustment as provided in Section 11 below (the "Incentive Option Pool"). Incentive Stock Options shall be granted under the Plan only to the extent that Shares remain available in the Incentive Option Pool. Unless otherwise specified by the Committee at the time of the grant of a Nonstatutory Stock Option, Nonstatutory Stock Options shall be granted only with respect to Shares available under this Section 3 in excess of the number of Shares in the Incentive Option Pool. If any Incentive Stock Option or any Nonstatutory Stock Option that was designated at the time of grant as having been granted from the Incentive Option Pool expires, terminates, or is terminated or becomes unexercisable for any reason (other than settlement in cash) prior to exercise in full, the Shares that were subject to the unexercised portion of such Option shall be restored to the Incentive Option Pool and shall be available for future Incentive Stock Option grants under the Plan, unless the Plan shall have been terminated. If an Option is surrendered to the Company for cash or other consideration (including Shares withheld in payment of taxes relating to awards or in payment of the exercise price of Options), if Shares are surrendered to the Company in payment of the exercise price of Options or taxes relating to awards, or if a Nonstatutory Stock Option that was not designated as having been granted from the Incentive Option Pool expires, terminates, or is terminated or becomes unexercisable for any reason without having been exercised in full, the Shares that were subject to the unexercised portion of such Option and the Shares surrendered to the Company shall become available for future Nonstatutory Stock Option grants under the Plan, unless the Plan shall have been terminated, but such Shares shall not be included in the Incentive Option Pool. The Shares may include authorized but unissued or reacquired Common Stock.

     The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an award.

     4. ADMINISTRATION OF THE PLAN.

     (a) Procedure. The Plan shall be administered by the Board. The Board may appoint a Stock Option Committee consisting of not less than two members of the Board to administer the Plan, subject to the direction of the Board and such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. In the discretion of the Board, the Committee may be comprised of members each of whom qualifies as a Non-Employee Director.

     From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. Members of the Board or Committee who are either eligible for Options or have been granted Options (either directly or as a beneficiary of the Trust) may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to such member (either directly or as a beneficiary of the Trust) but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to such member (either directly or as a beneficiary of the Trust).

     The Committee shall meet at such times and places and upon such notice as the Chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (b) Procedure After Registration Date. After the Registration Date, the Board shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 13 of the Plan.

     (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have discretionary authority: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price of Options to be granted, the persons (including the Trust) to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to establish the terms and conditions of each Option granted under the Plan (which terms and conditions need not be identical in any two Options) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instruments required to effect the grant of an Option awarded by the Committee; (vii) to accelerate or (with the consent of an Optionee) to defer an exercise date of any Option subject to the provisions of Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (d) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons. In any controversy regarding the administration of the Plan, any arbitrator or court reviewing any decision, determination or interpretation by the Committee shall not set aside or modify such decision, determination or interpretation unless it is arbitrary, capricious or clearly contrary to the terms of the Plan.

     5. ELIGIBILITY.

     (a) Persons Eligible to Participate. Options under the Plan may be granted only to (i) Employees, (ii) the Trust for the benefit of Employees; (iii) independent contractors performing services for the Company, whom the Committee may designate from time to time and (iv) Directors of the Company who are not Employees. Each Employee in certain jurisdictions, as designated by the Committee from time to time, must be a beneficiary of the Trust in order to be a participant under this Plan. Incentive Stock Options may be granted only to Employees. An Optionee who has been granted an Option may receive an additional Option or Options, if he or she is otherwise eligible for such grant. Such additional Option or Options may be granted to the Trust for the benefit of such eligible Optionee. However, an Option intended to constitute an Incentive Stock Option (and so designated at the time of grant) shall qualify as an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of
Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

     (b) No Right to Continuing Employment or Service. Neither the establishment nor operation of the Plan or the Trust shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company, nor shall the Plan or the Trust interfere in any way with the right of the Optionee or other person or the right of the Company to terminate such employment or service at any time.

     6. TERM OF PLAN. This Fourth Amended and Restated Plan shall become effective upon its adoption by the Board. The Plan shall continue until April 9, 2008 unless sooner terminated under Section 11 or 13 of the Plan.

     7. TERM OF OPTION. Unless the Committee determines otherwise, at the time of the grant of an Option, the term of each Nonstatutory Stock Option granted under the Plan shall be 10 years and one day from the date of grant; and the term of each Incentive Stock Option shall be 10 years from the date of grant. No Option shall be exercisable after the expiration of its term. In all cases the terms of an Option shall be set forth in the Option Agreement.

     8. OPTION PRICE, CONSIDERATION AND RESTRICTIONS.

     (a) Option Price. Except as provided in subsection 8(b), the option price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee which, in the case of Incentive Stock Options, shall in no event be less than the fair market value of such Shares on the date the Option is granted. Fair market value of the Common Stock shall be determined by the Committee using such criteria as it deems relevant; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System; or, in the event the Common Stock is listed on a national securities exchange, within the meaning of
Section 6 of the Exchange Act, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal.

     (b) Ten Percent Shareholders. No Incentive Stock Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price for the Shares to be issued pursuant to such Incentive Stock Option is equal to at least 110% of the fair market value of such Shares on the grant date as determined by the Committee in the manner set forth in subsection (a) above.

     (c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall be payment in cash or by check or with Shares of the Company's Common Stock. The Committee may also, in its discretion, authorize at the time of the grant of the Option payment in some other consideration or method (such as by promissory note) for the issuance of Shares as may be permitted under Section 157 of the

General Corporation Law of the State of Delaware. Any cash or other property received by the Company from the sale of Common Stock pursuant to the Plan shall constitute part of the general assets of the Company.

     (d) Code Section 162(m). The maximum number of Shares subject to Options that may be granted during any calendar year under the Plan to any executive officer or other Employee whose compensation is or may be subject to Code
Section 162(m) is 1,500,000 shares (subject to adjustment as provided in Section 11 hereof).

     9. EXERCISE OF OPTION.

     (a) Vesting Period. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which times and conditions shall be specified in the Option Agreement evidencing the grant of the Option. Unless the Committee specifically determines otherwise in the Option Agreement, each Option shall vest and become exercisable, cumulatively, by an Optionee or by the Trust on behalf of an Optionee, to the extent of (i) one-fourth of the Optioned Shares as of the first anniversary of the date on which the Option is granted, (ii) one-half of the Optioned Shares as of the second anniversary of the date on which the Option is granted, (iii) three-fourths of the Optional Shares as of the third anniversary of the date on which the Option is granted, and (iv) all of the Optioned Shares as of the fourth anniversary of the date on which the Option is granted, subject to the Optionee's Continuous Employment; provided, however, that the Optionee must complete 12 months of employment to exercise an Incentive Stock Option. An Option may not be exercised for fractional Shares or for less than 10 Shares.

     (b) Exercise Procedures. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by an Optionee or by the Trust on behalf of an Optionee and full payment for the Shares with respect to which the Option is exercised has been received by the Company. As soon as administratively practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. Except as provided in Section 11 below, no adjustment will be made for a dividend or other rights for which the record date occurs prior to the date the stock certificates are issued.

     (c) Exercise of Option with Stock, by Cashless Exercise or Net of Exercise Price. The consideration to be paid for the Shares to be issued upon exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option price has been paid thereby, as provided below, and which Shares have been held by the Optionee for at least six months; (iii) by delivering a written direction to the Company that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a cashless exercise/loan procedure (pursuant to which the Optionee would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to the Company whereby the stock certificate or certificates for the Shares for which the Option is exercised will be delivered to such broker as the agent for the person exercising the Option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the option price for the Shares purchased pursuant to the exercise of the Option, plus the amount (if any) of federal and other taxes that the Company, may, in its judgment, be required to withhold with respect to the exercise of the Option; or (iv) by a combination of the methods described in (i), (ii) and (iii). The Committee, in its discretion, may permit an Optionee or the Trust on behalf of an Optionee to exercise an Option in whole or in part by delivering that number of whole Shares, that have been held by the Optionee for at least six months, having a fair market value equal to the Option price. Shares of the Company's Common Stock so delivered shall be valued at their fair market value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee. Any balance of the Option price shall be paid in cash. Any Shares delivered in accordance with this provision shall again become available for purposes of the Plan and for Nonstatutory Stock Options subsequently granted thereunder.

     (d) Termination of Status as Employee, Contractor or Director. If an Optionee shall cease to be an Employee, independent contractor or director of the Company for any reason other than permanent and total disability (within the meaning of Section 22(e)(3) of the Code as determined in the sole discretion of the Committee), retirement, death or, in the case of an Employee or independent contractor, involuntary termination for "cause," such individual's Option (irrespective of whether such Option has been transferred to the Trust) shall automatically terminate 90 days following the date he or she ceases to be an Employee, independent contractor or director of the Company, unless the Committee, in its discretion, determines to provide a different post-termination exercise period under the Option Agreement with respect to such Option or any amendment thereto (which period shall in no event extend beyond the term of the relevant Option).

          (1) If an Optionee's employment or service as an independent contractor of the Company is terminated involuntarily by the Company for "cause," such individual's Option (irrespective of whether such Option has been transferred to the Trust) shall automatically terminate on the date he or she ceases to be an Employee or independent contractor of the Company, unless the Committee, in its discretion, determines to determines to provide a different post-termination exercise period under the Option Agreement with respect to such Option or any amendment thereto (which shall in no event extend beyond the term of the relevant Option). Prior to such termination of the Option, the Optionee or the Trust on behalf of an Optionee may exercise such Option to the extent that the Optionee or the Trust on behalf of an Optionee was entitled to exercise on the exercise date, subject to the condition that no Option shall be exercised after the expiration of the term of the Option. For this purpose, "cause" shall have the meaning set out in the Option Agreement relating to a particular Option, or, in the absence of such a definition, shall mean:

             (i) fraud, embezzlement, or any other illegal act in connection with the Optionee's duties as an Employee of the Company which causes or may reasonably be expected to cause substantial economic injury to or substantial injury to the reputation of the Company,

             (ii) conviction of any crime which causes or may reasonably be expected to cause substantial economic injury to or substantial injury to the reputation of the Company,

             (iii) material breach of any fiduciary duty owed to the Company,

             (iv) willful misconduct in connection with the Optionee's duties to the Company which causes or may reasonably be expected to cause substantial economic injury to or substantial injury to the reputation of the Company,

             (v) willful failure to perform assigned duties as an Employee of the Company,

             (vi) misrepresentation of qualifications for position,

             (vii) the commission of any other act which causes or may reasonably be expected to cause substantial economic injury to or substantial injury to the reputation of the Company, including, without limitation, any material violation of the Foreign Corrupt Practices Act, as described herein below;

             (viii) a continuing conflict of interest or continuing failure to perform duties or to follow reasonable directions or instructions of the Optionee's superiors. For purposes of this provision, a conflict of interest or failure to perform or follow directions shall be deemed to be "continuing" if the Optionee does not correction the conflict or failure within ten (10) days of receipt of written notice of such conflict or failure; or

             (ix) an extended period of absence or repeated absences by the Optionee from the performance of Optionee's duties, which absence shall be for a reason other than vacation, illness or disability, or which has not been approved by the Optionee's immediate supervisor; or

             (x) material breach of a material provision of any employment agreement by the Optionee.

     (e) Disability of Optionee. In the event of the permanent and total disability (within the meaning of Section 22(e)(3) of the Code as determined in the sole discretion of the Committee) during the term of the Option of an Optionee who is at the time of such disability, or was within the 90-day period prior thereto, an Employee, independent contractor or Director of the Company and who was in Continuous Employment as such from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within one year following the date of disability, unless the Committee, in its discretion, determines to provide a different post-termination exercise period under the Option Agreement with respect to such Option or any amendment thereto, but only to the extent that the Optionee or the Trust was entitled to exercise the Option at the time of the termination or disability, whichever comes first, unless otherwise determined by the Committee in its discretion, and subject to the condition that no Option shall be exercised after the expiration of the term of the Option.

     (f) Retirement of Optionee. In the event of the retirement during the Option period of an Optionee who is at the time of such retirement, or was within the 90-day period prior thereto, an Employee and who was in Continuous Employment as such from the date of the grant of the Option until the date of the retirement, the Option may be exercised by the Optionee or the Trust on behalf of an Optionee at any time within one year following the retirement date, unless the Committee, in its discretion, determines to provide a different post-termination exercise period under the Option Agreement with respect to such Option or any amendment thereto, but only to the extent that the Optionee or the Trust was entitled to exercise the Option at the time of the Optionee's retirement, unless otherwise determined by the Committee in its discretion, and subject to the condition that no Option shall be exercised after the expiration of the Option period. For purposes of this Section 9, the term "retirement" shall mean voluntary termination of employment by an Employee who is at least age 55 and who has completed five years of employment with the Company.

     (g) Death of Optionee. In the event of the death during the term of the Option of an Optionee who is at the time of his or her death, or was within the 90-day period immediately prior thereto, an Employee, independent contractor or Director of the Company and who was in Continuous Employment as such from the date of the grant of the Option until the date of death, the Option may be exercised for a period up to one year following the date of death, unless the Committee, in its discretion, determines to provide a different post-termination exercise period under the Option Agreement with respect to such Option or any amendment thereto, at any time prior to the expiration of the term of the Option, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or otherwise as a result of the Optionee's death, or by the Trust for the benefit of such estate or person, but only to the extent that the Optionee or Trust was entitled to exercise the Option at the time of the death, unless otherwise determined by the Committee in its discretion, and subject to the condition that no Option shall be exercised after the expiration of the Option period.

     (h) Tax Withholding. When an Optionee or the Trust on behalf of an Optionee is required to pay to the Company an amount with respect to income or employment tax withholding obligations in connection with the exercise of an Option granted under the Plan, the Optionee or the Trust on behalf of an Optionee may elect, prior to the date the amount of such withholding is determined (the "Tax Date") to make such payment, or such increased payment as the Optionee or the Trust on behalf of an Optionee elects to make up to the maximum federal, state and local marginal tax rates (including any related obligation under the Federal Insurance Contribution Act) applicable to the Optionee and the particular transaction, by
(i) delivering cash; (ii) delivering part or all of the payment in previously owned stock (whether or not acquired through the prior exercise of a stock option); or (iii) subject to the consent of the Committee, irrevocably directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the amount of tax required or elected to be withheld (a "Withholding Election"). If an Optionee's Tax Date is deferred beyond the date of exercise and the Optionee or the Trust on behalf of an Optionee makes a Withholding Election, the Optionee or the Trust on behalf of an Optionee will receive the full amount of Shares otherwise issuable upon exercise of the Option minus the number of Shares necessary to satisfy the minimum withholding requirements measured on the date the Option is exercised (or such higher payment as the Optionee or the Trust may have elected to make) with adjustments to be made in cash after the Tax Date. Any adverse consequences incurred by an Optionee with respect to his or her participation in the Plan or the Trust, the use of Shares to pay any part of the Option price or income or employment tax arising in connection with the exercise of an Option (including without limitation any adverse tax consequences arising as result of a disqualifying disposition within the meaning of Section 422 of the Code) shall be the sole responsibility of the Optionee or Trust. The Company does not warrant or represent to the Optionee any tax consequence of any transaction under this Plan or the Trust, including the initial and continuing satisfaction of the conditions for an Incentive Stock Option under Section 422 of the Code.

       10. NON-TRANSFERABILITY OF OPTIONS AND SHARES OF COMMON STOCK.

     (a) Options. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the preceding sentence, (i) an Optionee who is eligible to participate in the Trust may transfer or direct the Company to transfer Nonstatutory Stock Options or Optioned Shares to the Trust, subject to the terms and conditions of this Plan and the Trust, and (ii) a Nonstatutory Stock Option may be transferred to a spouse of the Optionee only upon approval of the Committee, providing all the conditions of exercisability and vesting have been met. If the Option Agreement permits, the Optionee may designate a beneficiary who may (i) exercise an Option under Section 9(g) above, or (ii) receive Shares issued pursuant to the exercise of an Option where the death of an Optionee occurs between the date on which the Optionee exercises the Option and the date the Company issues the Shares.

     (b) Shares of Common Stock. The Committee may impose such other restrictions on Shares issued under this Plan as it deems advisable. The certificates representing the Optioned Shares shall bear a legend which shall give notice of such restrictions.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option and the per share price thereof in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect (and no adjustment by reason thereof shall be made with respect to) the number or price of Shares subject to an Option.

     The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event of the Company's effecting one or more reorganizations, recapitalizations, rights offerings, spin-offs, or other increases or reductions of the number of Shares of its outstanding Common Stock, or in the event of the Company's being consolidated with or merged into any other corporation.

     Unless otherwise determined by the Committee, upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning 80% or more of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. Except as otherwise provided in the Option Agreement with respect to such Option, in the event of any such termination of the Plan, each person holding an Option shall have the right (subject to the general limitations on exercise set forth herein), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall determine and designate, to exercise such Option in whole or in part, and the exercisability of each outstanding Option shall be accelerated so that the Optionee and the Trust may within such period exercise up to the entire unexercised portion of their respective Options. The Committee shall send written notice of an event that will result in such a termination to the Trust and all persons who hold Options not later than the time at which the Company gives notice thereof to its stockholders and, in any event, not less than 10 days before such event. Upon the occurrence of any such event, any Option not exercised prior thereto shall terminate.

     12. TIME OF GRANTING OPTIONS. Unless otherwise specified by the Committee or as may be required by applicable law, regulation or rule (including rules of stock exchanges or other self-regulatory organizations), the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination to grant such Option or, if later, the date on which are satisfied any conditions precedent to such grant. As soon as feasible after the Committee makes its determination regarding the grant of an Option, the Committee shall notify the person or class of persons who are the recipients of the grant.

     13. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, except that amendments or modifications to the Plan shall be subject to shareholder approval (a) if such amendment or modification increases the Shares available for issuance under Incentive Stock Options granted under the Plan or changes the requirements as to eligibility to receive Incentive Stock Options or
(b) to the extent required by applicable law, regulation or rule (including rules of stock exchanges or other self-regulatory organizations). Any amendment or termination of the Plan shall not adversely affect any Option already granted without the relevant Optionee's consent; and if no such consent is secured such Option shall remain in full force and effect as if the Plan had not been amended or terminated.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the Optionee to represent and warrant, at the time of any such exercise, that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15. RESERVATION OF SHARES. During the term of this Plan, the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect to the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

     16. INFORMATION TO OPTIONEE. During the term of any Option granted under the Plan, the Company shall provide or otherwise make available to each Optionee and the Trust a copy of its annual report to shareholders and financial information which is provided to its shareholders in accordance with the provisions of the Company's Bylaws and applicable law.

     17. OPTION AGREEMENT. All Options granted under the Plan shall be evidenced by Option Agreements.

     18. BEST PAYMENTS. If the gross amount of any payment or benefit under the Plan, either separately or in combination with any other payment or benefit payable by the Company or pursuant to a plan of the Company would constitute a parachute payment within the meaning of Code Section 280G, then the total payments and benefits accrued and payable under this Plan shall not exceed the amount necessary to maximize the amount received by the Optionee after payment of all employment, income and excise taxes imposed on the Optionee with respect to such payments and benefits. The Optionee may elect, by written notice to the Committee, which items of compensation, if any, shall be reduced so as to meet the requirements of the preceding sentence. If there is a dispute between the Company and the Optionee regarding (i) the extent, if any, to which any payments or benefits to the Optionee are parachute payments or excess parachute payments, under Code Section 280G, (ii) the base amount of such Optionee's compensation, under Code Section 280G, or (iii) the status of such Optionee as a disqualified individual, under Code Section 280G, such dispute shall be resolved as provided in Section 19 below. Within 30 days of the Optionee's receiving notice of (a) a change of control of the Company within the meaning of Code Section 280G or (b) the Optionee's termination of service with the Company or the Company's receiving notice of such termination, either the Optionee or the Company may request, in accordance with Section 19 below, (a) a determination of the amount of any parachute payment, excess parachute payment, or base amount of compensation, or (b) a determination of the reduction necessary to maximize the amount receivable by the Optionee as described above. Any fees, costs or expenses incurred by the Optionee or the Trust in connection with such determinations shall be paid by the Optionee.

     19. MANDATORY ARBITRATION. Any dispute arising out of or relating to this Plan or any Option Agreement shall be resolved solely by arbitration before one arbitrator in accordance with the Employee Benefit Plan Claim Rules of the American Arbitration Association. The location of the arbitration proceeding shall be in McLean, Virginia. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction. Each party to any dispute regarding the Plan or an Option Agreement shall pay the costs and fees (including attorneys' fees) of presenting his, her or its case in arbitration. All other costs of arbitration, including the costs of any transcript of the proceedings, administrative fees and the arbitrator's fees, shall be borne equally by the parties. All statutes of limitation which would otherwise be applicable shall apply to any arbitration proceeding. The provisions of this
Section 19 are exclusive for all purposes and applicable to any and all disputes arising out of or relating to the Plan or any Option Agreement. The arbitrator who hears and decides any dispute shall have jurisdiction and authority to award only compensatory damages to make whole a person or entity sustaining foreseeable economic loss, and shall not have jurisdiction or authority to make any other award of any type, including, without limitation, punitive damages, unforeseeable economic damages, adverse tax consequences, damages for pain, suffering or emotional distress, or any other kind or form of damages. The remedy, if any, awarded by the arbitrator shall be the sole and exclusive remedy for any dispute which is subject to arbitration under this Plan.

     20. GOVERNING LAW. The validity, construction and effect of the Plan and any agreement hereunder shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

                               *       *       *

     This Plan was duly adopted and approved by the Board of Directors of the Company by resolution at a meeting held on the 9th day of April, 1998.

                                                   /s/ GRIER C. RACLIN
                                          --------------------------------------
                                                 Secretary of the Company

     This Plan was duly approved by the stockholders of the Company at a meeting
held on the        day of             , 1998.

                                          --------------------------------------
                                                 Secretary of the Company

                                [Form of Proxy]

                                [Front of Proxy]


                         GLOBAL TELESYSTEMS GROUP, INC.
                              1751 PINNACLE DRIVE
                            NORTH TOWER, 12TH FLOOR
                             MCLEAN, VIRGINIA 22102


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby makes, constitutes and appoints Gerald W. Thames, William H. Seippel and Grier C. Raclin and each of them, lawful attorney and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Global TeleSystems Group, Inc. at the Holiday Inn Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia on Wednesday, May 20, 1998 at 10:00 a.m., local time, and at any adjournment(s) thereof, with all powers the undersigned would be entitled to vote if personally present.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4.

(Continued, and to be signed and dated, on reverse side.)

[Reverse of Proxy]

1.   ELECTION OF DIRECTORS

 FOR all nominees  [ ]     WITHHOLD AUTHORITY to vote    [ ]     EXCEPTIONS  [ ]
 listed below              for all nominees listed below


     Nominees: David Dey, Roger W. Hale, Jean Salmona and Adam Solomon (INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the "Exceptions" box and write that nominee's name in space provided below.)
     *Exceptions_______________________________________________________________

2.   Approval of the Fourth Amended and Restated Stock Option Plan.

     FOR        [ ]           AGAINST        [ ]           ABSTAIN        [ ]

3.   Approval of stock option grants to certain Directors.

     FOR        [ ]           AGAINST        [ ]           ABSTAIN        [ ]

4. Proposal to ratify the appointment of Ernst & Young LLP as the Company's auditors.

     FOR        [ ]           AGAINST        [ ]           ABSTAIN        [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     I/we will attend         [ ]           Address Change           [ ]
     meeting.                               Mark Here

              Please sign exactly as name appears. When shares are held by joint tenants, both should sign . When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

              Dated:_______________________________________________,1998

              __________________________________________________________
                                   Signature

              __________________________________________________________
                           Signature if held jointly

              VOTES MUST BE INDICATED     [  ]
              (X) IN BLACK OR BLUE INK.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.